VANGUARD WELLINGTON(TM) FUND

ANNUAL REPORT

NOVEMBER 30, 2002

THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


-John J. Brennan
Chairman and Chief Executive Officer


SUMMARY

* The Investor Shares of Vanguard Wellington Fund declined -4.3% in the fiscal year ended November 30, 2002, as strong returns from the fund's bond portfolio helped offset a poor performance by its stock holdings.
* The weakness in stocks persisted amid questions about corporate misdeeds, a drop in profitability at many companies, and concern about tension in the Middle East.
* Edward P. Bousa will assume responsibility for managing the equity portion of the fund on December 31, 2002. He replaces Ernst H. von Metzsch, who retires on that date.


CONTENTS

 1   Letter from the Chairman

 5   Report from the Adviser

 8   Fund Profile

10   Glossary of Investment Terms

12   Performance Summary

14   Your Fund's After-Tax Returns

15   Notice to Shareholders

16   Financial Statements

31   Advantages of Vanguard.com

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During its 2002 fiscal year, Vanguard(R) Wellington(TM) Fund's Investor Shares declined -4.3%, a disappointing performance but better than those of the average mutual fund peer and our composite benchmark index, which consists of
large-capitalization   U.S.  stocks  and  investment-grade  bonds.  (The  fund's
Admiral(TM) Shares lost -4.2% in the period.) As the broad stock market continued to struggle, your fund stuck with its time-tested approach of investing in reasonably valued stocks and high-quality, investment-grade bonds, a strategy that provided some protection from the stock market's sharp fall.

-----------------------------------------------
2002 TOTAL RETURNS            FISCAL YEAR ENDED
                                    NOVEMBER 30
-----------------------------------------------
Vanguard Wellington Fund
  Investor Shares                         -4.3%
  Admiral Shares                          -4.2
Average Balanced Fund*                    -8.8
Wellington Composite Index**              -8.1
----------------------------------------------
 *Derived from data provided by Lipper Inc.
**Weighted 65% S&P 500 Index and 35% Lehman
  Credit A or Better Index.

     The adjacent table shows total returns (capital change plus reinvested distributions) for your fund and its comparative standards. Information on the fund's per-share distributions during the period and its starting and ending net asset values appears on page 4. The Wellington Fund's yield as of November 30, 2002, was 2.9% for Investor Shares and 3.0% for Admiral Shares. If you hold Vanguard Wellington Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 14.

STOCKS TOOK A BUMPY FALL, THE ECONOMY STAGGERED FORWARD, AND BONDS THRIVED During the past fiscal year, stock prices declined in exceptionally volatile fashion. After a weak start, U.S. stocks plummeted during the summer, buffeted by declining corporate profits, a rash of scandals at high-profile companies, and concern over the possibility of a war in the Middle East. As the year ended, however, the broad market rebounded sharply. For the full 12 months, U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -14.7%. Small stocks outpaced large stocks, and value stocks--those with low prices relative to measures such as earnings and book value--outperformed the stocks of higher-priced, faster-growing companies, patterns that have persisted throughout the stock market's long downturn. The story was much the same overseas, where weak profits and investor apprehension pushed stock prices lower.

                                                        ------------------------
                                                                  ADMIRAL SHARES
                                                           A LOWER-COST CLASS OF
                                                        SHARES AVAILABLE TO MANY
                                                           LONGTIME SHAREHOLDERS
                                                               AND TO THOSE WITH
                                                         SIGNIFICANT INVESTMENTS
                                                                    IN THE FUND.
                                                        ------------------------

     The U.S. economy was a mix of ups and downs, but the trend was generally upward. Consumers spent freely, and the residential real estate market was strong, fueling growth in the nation's economic output. But industry struggled. The manufacturing sector seemed unable to claw its way out of recession, and anemic business investment pinched profits in key technology industries.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 Periods Ended November 30, 2002
--------------------------------------------------------------------------------
                                                 ONE          THREE         FIVE
                                                YEAR          YEARS        YEARS
--------------------------------------------------------------------------------
Stocks
Russell 1000 Index (Large-caps)               -16.1%         -10.8%         1.0%
Russell 2000 Index (Small-caps)               -10.6           -2.3          0.1
Wilshire 5000 Index (Entire market)           -14.7          -10.6          0.6
MSCI All Country World Index Free
  ex USA (International)                      -10.7          -12.9         -1.8
--------------------------------------------------------------------------------
Bonds
Lehman Aggregate Bond Index                     7.3%           9.2%         7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                     6.3            7.7          5.9
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.8            4.0          4.4
================================================================================
CPI
Consumer Price Index                            2.2%           2.5%         2.3%
--------------------------------------------------------------------------------

     The Federal Reserve Board responded to the mixed economic signals with two cuts in short-term interest rates totaling 75 basis points (0.75 percentage point). At the end of November, the target federal funds rate stood at 1.25%, its lowest level in four decades. The cuts in short-term rates echoed throughout the fixed income market. The yield of the 10-year U.S. Treasury note tumbled from 4.75% on November 30, 2001, to 4.21% on November 30, 2002. When interest rates fall, bond prices rise, and for the year, the broad-based Lehman Brothers Aggregate Bond Index returned 7.3%. Government bonds did better than corporate bonds, as investors put a high premium on safety in the unsettled environment.

YOUR FUND'S STOCK HOLDINGS AVOIDED SOME OF THE MARKET CARNAGE
During the past 12 months, the Wellington Fund's commitment to a conserv-ative, balanced investment approach provided some shelter from the stock market's continued downturn. The fund's stock holdings declined -11.1%, substantially better than the -14.7% return of the Wilshire 5000 Index and the -16.5% return of the large-capitalization-dominated Standard & Poor's 500 Index, which is the stock component of the fund's benchmark. These results reflect the relative success of the fund's emphasis on stocks with attractive valuations and generous dividends. As the markets languished, investors once again discovered that dividend income can be an important means of tempering a stock portfolio's volatility.
     Two industry sectors in which the fund earned strong returns relative to the S&P 500 Index were the consumer discretionary group (which includes items such as automobiles, household durable goods, textiles, and apparel) and "other energy" (which includes providers of services to the oil and gas industries).
     Compared with its equity benchmark, the fund also benefited from what it didn't own. Our technology stake was relatively small, which helped the fund to steer clear of the worst losses sustained by that hard-hit sector. However, the fund's holdings in the financial services sector, which has traditionally included a large number of reasonably valued, dividend-paying stocks, hurt its performance versus the index during the period, as the challenging markets and fallout from the Wall Street scandals weighed heavily on the sector's profits and stock prices.
     The fund's fixed income holdings were bolstered by strong demand for high-quality, investment-grade bonds. In response to the troubles in the equity markets, investors clamored for the relative stability of fixed income investments. The returns in the fund's bond portion, which slightly trailed those of our bond benchmark, helped to moderate the effects of losses in its stock portfolio.

OVER THE PAST DECADE, WELLINGTON FUND HAS SHONE
The stock market has struggled since it reached all-time highs in March 2000, and the Wellington Fund has suffered as a result. But as you can see in the table below, your fund's long-term results offer a more encouraging perspective. During the past decade, the fund provided an average annual return of 10.8%, turning an initial investment of $10,000 into $27,931, a performance superior to those of its comparative standards.
     What's especially noteworthy is that the Wellington Fund's average return surpassed the 10.1% return of the all-stock S&P 500 Index over the period. Clearly, if a portfolio boasts low costs and a talented investment adviser, the lower risk of a balanced investment strategy need not imply lower returns. Wellington Management Company, your fund's adviser, has negotiated the turbulent financial markets with skill, and we've enhanced shareholder returns by keeping investment expenses low. For example, in fiscal 2002, the average balanced fund carried an expense ratio (annual operating costs as a percentage of average net assets) of 1.31%, or $13.10 per $1,000 invested. Your fund's Investor Shares had an expense ratio of just 0.36%, or $3.60 per $1,000 invested (the figure was 0.26% for the fund's Admiral Shares). Over time, low costs can make a significant impact on an investor's account balance.

                     -----------------------------------------------------------
                     TOTAL RETURNS                               TEN YEARS ENDED
                                                               NOVEMBER 30, 2002
                                                 -------------------------------
                                                 AVERAGE          FINAL VALUE OF
                                                  ANNUAL               a $10,000
                                                  RETURN      INITIAL INVESTMENT
                     -----------------------------------------------------------
                     Wellington Fund
                       Investor Shares             10.8%                 $27,931
                     Average Balanced Fund          7.3                   20,183
                     Wellington Composite Index     9.7                   25,225
                     -----------------------------------------------------------

     On behalf of the Wellington Fund's shareholders and its board of trustees, I would like to extend special thanks to Ernst H. von Metzsch, who has managed the fund since 1995 and is retiring on December 31. His colleague Edward P. Bousa, a vice president of Wellington Management, will assume oversight of the fund, assisted by Paul Kaplan, who continues to manage the fixed income segment. We thank Ernst for his years of dedicated service to shareholders, and we wish him well in his retirement.

KEEP YOUR BALANCE BY TUNING OUT MARKET NOISE
Balanced investing is a strategy as old as the financial markets themselves and has been the Wellington Fund's guiding principle since its 1929 founding. During the past two-plus years of turmoil in the stock market, your fund's allocation to high-grade bonds has provided current income and a measure of risk reduction. Over the longer term, the Wellington Fund's allocation to equities has provided the opportunity to participate in the long-term growth of U.S. stocks. We're confident that the time-tested advantages of balanced investing will continue to benefit the fund's long-term investors.
     In the meantime, a wise approach to the financial markets' uncertainties is to develop and stick with a long-term investment plan that is suited to your goals and circumstances. By ignoring the markets' daily noise and focusing on the fundamental elements of a sensible investing program--asset allocation, diversification, and cost control--you can enhance your prospects of success.
     We thank you for entrusting your assets to us and for your steadfastness in the face of the challenging financial markets.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer December 10, 2002


---------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE     NOVEMBER 30, 2001-NOVEMBER 30, 2002

                                                    DISTRIBUTIONS PER SHARE
                                                  -------------------------
                      STARTING            ENDING         INCOME     CAPITAL
                   SHARE PRICE       SHARE PRICE      DIVIDENDS      GAINES
---------------------------------------------------------------------------
Wellington Fund
  Investor Shares       $28.41            $25.27          $0.870     $1.121
  Admiral Shares         49.08             43.66           1.552      1.937
---------------------------------------------------------------------------

REPORT FROM THE ADVISER
The Investor Shares of Vanguard Wellington Fund declined -4.3% in the fiscal year ended November 30, 2002, compared with declines of -8.8% for the average balanced fund and -8.1% for our benchmark composite index, which is weighted 65% in large-cap stocks and 35% in high-quality corporate bonds. The equity portion of the fund declined -11.1% in the period, while the S&P 500 Index, which is the stock component of our benchmark, returned -16.5%. Our fixed income holdings returned 6.8%, compared with a 7.8% gain for the Lehman Credit A or Better Index. At the fiscal year-end, stocks made up about 67% of the fund.

THE INVESTMENT ENVIRONMENT
The deflating of the late-1990s stock market bubble has been in progress since March 2000. During 2000 and 2001, stocks that had not participated in the euphoria of the previous years did reasonably well, but in 2002 they too came under pressure.
     Although earnings have started to improve, we expect economic growth to be muted in 2003. Excess capacity in the corporate sector will keep capital spending subdued, while slow job growth together with a heavy debt burden may put a lid on consumer spending. In addition, the market has not fully worked through the aftermath of the bubble, the effects of misallocated capital spending, and the accounting scandals of recent years. The stock market decline has been painful, but it has gone a long way toward bringing equity prices more into line with earnings prospects.

-----------------------------------
INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT A
REASONABLE LEVEL OF CURRENT INCOME
AND LONG-TERM GROWTH IN CAPITAL CAN
BE ACHIEVED WITHOUT UNDUE RISK BY
HOLDING 60% TO 70% OF ASSETS IN
EQUITIES AND THE BALANCE IN FIXED
INCOME SECURITIES. CONSISTENT WITH
THIS APPROACH, DIVIDEND-PAYING
STOCKS DOMINATE THE FUND'S EQUITY
SEGMENT, WHILE HIGH-QUALITY
CORPORATE, U.S. TREASURY, AND
MORTGAGE-BACKED SECURITIES
MAKE UP THE BOND SEGMENT.
-----------------------------------

     As a result of these negative trends, the net worth of U.S. households has declined in the last three years. The impact on consumers has been mitigated to some extent by low interest rates, which gave strong support to the fixed income and housing markets. However, the low rates were unable to protect the corporate bond market from deteriorating credit fundamentals, corporate governance issues, and a general move by investors to lower their risk exposure.

OUR SUCCESSES
The fund's stock segment held up better than the S&P 500 Index mainly because of our positioning and stock selection within the industrial and electric utilities sectors. There, stocks that held their own in a declining market included Exelon and
Caterpillar. Compared with the S&P 500, the fund remains underweighted in the technology sector, a positioning that aided us during the fiscal period. Our biggest contributor was Omnicom Group, the advertising company, which we purchased when its accounting methods were being questioned.

OUR SHORTFALLS
Our biggest shortfall was in the telecommunications sector--namely, WorldCom, a company that went under due to fraudulent bookkeeping. We also participated in the sharp drop in CIGNA, whose decline was owed to earnings problems in the company's health care operations. Banks like J.P. Morgan Chase and FleetBoston Financial came under duress for a variety of reasons, including exposure to the troubled Brazilian market and problems in their investment-banking operations.

THE FUND'S POSITIONING
The fund's sector weightings did not change much during the year. We did add to our health care holdings, which had been reduced during several previous years; the sector became more attractive as it weakened in 2002. Our industrial allocation also rose, while our finance and information technology holdings declined in importance. Much of the net buying activity took place during declines in the market, especially in July and early October. Compared with the S&P 500 Index, our biggest overweights are in the industrial and materials sectors, which we expect to do well as the economy recovers further in 2003 and 2004, particularly if the U.S. dollar continues to weaken.
     To sum up: The current environment appears somewhat discouraging, but historically it has been in conditions like these that recoveries in share prices begin. The early 1980s and 1990s come to mind.
     This is my final report to you, as I will be retiring as manager of the fund on December 31. Since I took over managing the fund in September 1995, I have pursued Wellington Fund's traditional approach, which is to invest, with low turnover, in attractively priced value stocks and, to a lesser extent, growth stocks that are out of favor. During my tenure, the fund has provided an annualized return of 9.7%, compared with 8.5% for the unmanaged composite index (which has no expenses) and 6.2% for the average balanced fund. The fund's equities gained 10.6% annually, outperforming the 8.5% annual return of the S&P 500 Index.
     I thank Paul Kaplan for the admirable way in which he has managed the fixed income portion of the fund during my tenure. He will continue in that role, with Edward Bousa assuming overall responsibility for the fund. I also thank you for your support, especially in 1998 and 1999, when our way of investing led to below-average results.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
Wellington Management Company, llp

December 16, 2002





--------------------------------------------------------------------------------
EQUITY PORTFOLIO CHANGES                     FISCAL YEAR ENDED NOVEMBER 30, 2002

                                COMMENTS
--------------------------------------------------------------------------------
ADDITIONS

AT&T Wireless                   We believe wireless industry fundamentals are
(purchased early in the year)   better than the market expects.
--------------------------------------------------------------------------------
Accenture                       The stock of this top-quality global consulting
                                firm declined sharply after management reduced
                                revenue forecasts.
--------------------------------------------------------------------------------
Baxter International            We sold the stock in April at $57 and
                                repurchased it in the summer at $32, after the
                                company reported modestly disappointing results.
--------------------------------------------------------------------------------
Eastman Kodak                   The company has strong cash flow and improving
(purchased early in the year)   earnings prospects, and the stock yielded 5.3%
                                at the time of purchase.
--------------------------------------------------------------------------------
Schering-Plough                 The stock's sharp decline in the last two years
(purchased early in the year)   ignores the potential for earnings recovery in
                                2004.
================================================================================
REDUCTIONS

FleetBoston Financial*          The threats to its loan portfolio from problems
                                in Brazil and in the U.S. corporate sector
                                became overwhelming.
--------------------------------------------------------------------------------
Philip Morris                   We sold part of our holdings at $57 as the legal
                                environment in California became more adverse
                                for  this cigarette-maker.
--------------------------------------------------------------------------------
Procter & Gamble*              The company successfully completed its
                               restructuring and reached our price target.
--------------------------------------------------------------------------------
*Eliminated from portfolio.

                                                      SEE PAGE 16 FOR A COMPLETE
                                                 LISTING OF THE FUND'S HOLDINGS.
7

FUND PROFILE                                             AS OF NOVEMBER 30, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with unmanaged market indexes. Key terms are defined on pages 10-11.

WELLINGTON FUND
-----------------------------------
TOTAL FUND CHARACTERISTICS

Yield
  Investor Shares              2.9%
  Admiral Shares               3.0%
Turnover Rate                   25%
Expense Ratio
  Investor Shares             0.36%
  Admiral Shares              0.26%
Cash Investments               3.1%
-----------------------------------

--------------------------------------------
TEN LARGEST STOCKS (% OF EQUITIES)

Citigroup, Inc.                         2.8%
  (banking)
International Business Machines Corp.   2.3
  (computer hardware)
Alcoa Inc.                              2.0
  (metals and mining)
Abbott Laboratories                     2.0
  (pharmaceuticals)
Union Pacific Corp.                     1.9
  (railroad)
EnCana Corp.                            1.8
  (energy)
Northrop Grumman Corp.                  1.7
  (aerospace and defense)
FPL Group, Inc.                         1.7
  (electrical utilities)
Verizon Communications                  1.7
  (telecommunications)
Dow Chemical Co.                        1.6
  (chemicals)
--------------------------------------------
Top Ten                                19.5%
--------------------------------------------
Top Ten as % of Total Net Assets       13.0%
--------------------------------------------
The "Ten Largest Stocks" excludes any equity index products.


---------------------------------------------------------------------
TOTAL FUND VOLOTILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.65                 1.00    0.47          1.00
Beta                  0.46                 1.00    0.37          1.00
---------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                       COMPARATIVE         BROAD
                                        FUND                INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                   8.6%                  2.6%          2.7%
Consumer Discretionary                  9.4                  13.8          15.4
Consumer Staples                        4.9                   8.0           7.1
Financial Services                     17.2                  21.6          22.1
Health Care                             9.4                  14.4          13.8
Integrated Oils                         5.9                   4.3           3.5
Other Energy                            4.4                   1.4           2.0
Materials & Processing                 10.5                   3.2           3.8
Producer Durables                       7.5                   3.7           4.0
Technology                              7.6                  14.9          14.1
Utilities                              12.2                   7.3           6.9
Other                                   2.4                   4.8           4.6
--------------------------------------------------------------------------------



----------------------
FUND ASSET ALLOCATION

Cash Investments    3%
Bonds              30%
Stocks             67%
----------------------


 *S&P 500 Index.
**Wilshire 5000 Total Market Index.

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS

                                                        COMPARATIVE        BROAD
                                         FUND                INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                          111                   500        5,684
Median Market Cap                      $17.2B                $47.7B       $28.0B
Price/Earnings Ratio                    21.9x                 22.0x        24.0x
Price/Book Ratio                         2.2x                  2.7x         2.7x
Dividend Yield                           2.3%                  1.8%         1.6%
Return on Equity                        19.4%                 23.2%        21.3%
Earnings Growth Rate                     4.6%                  9.3%         9.3%
Foreign Holdings                         8.3%                  0.3%         0.0%
--------------------------------------------------------------------------------


-----------------------
EQUITY INVESTMENT FOCUS

MARKET CAP      Large
STYLE           Value
-----------------------


--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS

                                                    COMPARATIVE            BROAD
                                     FUND                INDEX^          INDEX^^
--------------------------------------------------------------------------------
Number of Bonds                       194                 2,299            6,948
Yield to Maturity                    5.1%                  4.8%             4.7%
Average Coupon                       6.9%                  6.4%             6.2%
Average Maturity                8.7 years             8.6 years        7.1 years
Average Quality                       Aa3                   Aa3              Aaa
Average Duration                5.3 years             5.3 years        4.0 years
--------------------------------------------------------------------------------

--------------------------------------------------
FIXED INCOME INVESTMENT FOCUS

CREDIT QUALITY          Investment-Grade Corporate
AVERAGE MATURITY        Medium
--------------------------------------------------


---------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)

Treasury/Agency+                        10.9%
Aaa                                     8.0
Aa                                     25.0
A                                      37.7
Baa                                    17.7
Ba                                      0.6
B                                       0.0
Not Rated                               0.1
---------------------------------------------
Total                                  100.0%
---------------------------------------------

-----------------------------------
DISTRIBUTION BY ISSUER (% OF BONDS)

Asset-Backed                   0.4%
Commercial Mortgage-Backed     1.5
Finance                       36.3
Foreign                        2.2
Government Mortgage-Backed     6.0
Industrial                    38.4
Treasury/Agency                4.9
Utilities                     10.3
-----------------------------------
Total                        100.0%
-----------------------------------
 *S&P 500 Index.
**Wilshire 5000 Total Market Index.
 ^Lehman Credit A or Better Index.
^^Lehman Aggregate Bond Index.
 +Includes government mortgage-backed bonds.

                                                            VISIT OUR WEBSIT  AT
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by one percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. The prices of longer-term bonds are more sensitive than those of shorter-term bonds to changes in interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICE/EARNINGS Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                      AS OF NOVEMBER 30, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

WELLINGTON FUND
------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1992-NOVEMBER 30, 2002

                    WELLINGTON         AVERAGE      WELLINGTON              S&P         WILSHIRE
                          FUND        BALANCED       COMPOSITE              500             5000
     YEAR/MONTH       INVESTOR            FUND           INDEX            INDEX            INDEX
     ----------     ----------        --------      ----------           ------         --------
         199211          10000           10000           10000            10000            10000
         199302          10482           10361           10160            10346            10345
         199305          10878           10604           10346            10585            10641
         199308          11387           11059           10852            10975            11102
         199311          11362           11046           10833            11010            11125
         199402          11559           11292           10949            11209            11420
         199405          11422           10941           10632            11036            11116
         199408          11930           11263           11040            11575            11632
         199411          11268           10854           10659            11125            11168
         199502          12185           11418           11493            12034            12024
         199505          13362           12216           12615            13264            13076
         199508          13988           12860           13198            14057            14185
         199511          14953           13524           14177            15239            15196
         199602          15486           14012           14687            16210            16135
         199605          15854           14378           15020            17036            17172
         199608          16031           14251           14880            16690            16627
         199611          18132           15747           16988            19485            18934
         199702          18464           16031           17413            20451            19713
         199705          19319           16701           18345            22047            21056
         199708          20415           17662           19424            23474            22825
         199711          21504           18282           20665            25041            24132
         199802          22818           19426           22232            27610            26510
         199805          23687           19915           23098            28812            27418
         199808          21624           18153           21439            25375            23435
         199811          24480           20350           24829            30966            28512
         199902          23912           20778           25661            33059            30312
         199905          25842           21650           26403            34870            32268
         199908          25606           21535           26454            35480            32544
         199911          25355           22167           27562            37437            34838
         200002          23481           22281           27305            36937            36733
         200005          25748           22817           28098            38524            35600
         200008          26534           24173           29886            41270            39055
         200011          27112           22691           27543            35857            32801
         200102          28696           22791           27115            33909            31378
         200105          29655           23027           27542            34458            31990
         200108          29038           21992           26237            31205            29062
         200111          29176           22123           26600            31474            29199
         200202          29763           21852           26268            30683            28751
         200205          29966           21678           25806            29686            28209
         200208          27640           19943           23813            25589            24252
         200211          27931           20183           25225            26277            24905
------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                     AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED NOVEMBER 30, 2002
                                   -------------------------------   FINAL VALUE
                                      ONE       FIVE         TEN    OF A $10,000
                                      YEAR     YEARS       YEARS      INVESTMENT
--------------------------------------------------------------------------------
Wellington Fund Investor Shares     -4.27%     5.37%      10.82%         $27,931
Average Balanced Fund*              -8.77      2.00        7.28           20,183
Wellington Composite Index**        -8.09      3.42        9.69           25,225
S&P 500 Index                      -16.51      0.97       10.14           26,277
Wilshire 5000 Index                -14.71      0.63        9.55           24,905
--------------------------------------------------------------------------------



                                                                     FINAL VALUE
                                     ONE           SINCE           OF A $250,000
                                    YEAR      INCEPTION^              INVESTMENT
--------------------------------------------------------------------------------
Wellington Fund Admiral Shares    -4.15%          -2.78%                $239,336
Wellington Composite Index**      -8.09           -6.50                  225,304
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1992-NOVEMBER 30, 2002

                             WELLINGTON FUND
                             INVESTOR SHARES         COMPOSITE**
                   --------------------------------  -----------
FISCAL             CAPITAL        INCOME      TOTAL       TOTAL
YEAR                RETURN        RETURN     RETURN      RETURN
---------------------------------------------------------------
1993                  8.4%          5.2%      13.6%       11.8%
1994                 -5.2           4.4       -0.8        -1.6
1995                 27.3           5.4       32.7        33.0
1996                 16.7           4.6       21.3        19.8
1997                 14.2           4.4       18.6        21.6
1998                  9.6           4.2       13.8        20.1
1999                 -0.5           4.1        3.6        11.0
2000                  2.6           4.3        6.9        -0.1
2001                  3.8           3.8        7.6        -3.4
2002                 -7.4           3.1       -4.3        -8.1
-----------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
 ^May 14, 2001.
Note: See Financial Highlights tables on pages 26 and 27 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                       ONE   FIVE   ----------------------------
                   INCEPTION DATE     YEAR  YEARS    CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
Wellington Fund
  Investor Shares        7/1/1929   -6.20%  3.96%      5.74%     4.30%    10.04%
  Admiral Shares        5/14/2001   -6.09  -8.53*        --        --        --
--------------------------------------------------------------------------------
*Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED NOVEMBER 30, 2002

                                              ONE YEAR   FIVE YEARS    TEN YEARS
                                              ----------------------------------
Wellington Fund Investor Shares
  Returns Before Taxes                          -4.27%        5.37%       10.82%
  Returns After Taxes on Distributions          -6.10         2.63         8.23
  Returns After Taxes on Distributions and
    Sale of Fund Shares                         -1.73         3.43         7.97
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* Elect trustees for the fund. The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the share- holder meeting.

  ----------------------------------------------------------------------------
                                                                    PERCENTAGE
  TRUSTEE                                FOR          WITHHELD             FOR
  ----------------------------------------------------------------------------
  John J. Brennan             13,952,050,409       178,030,860           98.7%
  Charles D. Ellis            13,948,646,182       181,435,087           98.7
  Rajiv L. Gupta              13,925,421,007       204,660,262           98.6
  JoAnn Heffernan Heisen      13,949,094,483       180,986,787           98.7
  Burton G. Malkiel           13,919,419,766       210,661,503           98.5
  Alfred M. Rankin, Jr.       13,933,045,926       197,035,344           98.6
  J. Lawrence Wilson          13,929,908,545       200,172,725           98.6
  ----------------------------------------------------------------------------


* Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

 -----------------------------------------------------------------------------
                                                       BROKER       PERCENTAGE
            FOR        AGAINST       ABSTAIN        NON-VOTES              FOR
 -----------------------------------------------------------------------------
 12,623,163,502    621,630,015   342,875,342      542,412,411            89.3%
 -----------------------------------------------------------------------------

* Change the fund's policy on borrowing money. This change enables the fund to take advantage of certain investment opportunities that do not involve leverage or a change to the fund's objective or risk profile.

 ----------------------------------------------------------------------------
                                                      BROKER       PERCENTAGE
            FOR        AGAINST          ABSTAIN    NON-VOTES              FOR
 ----------------------------------------------------------------------------
 12,204,092,490    993,869,978      389,706,391  542,412,411            86.4%
 ----------------------------------------------------------------------------



Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMTNES                                     AS OF NOVEMBER 30, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WELLINGTON FUND                                             SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (67.3%)
--------------------------------------------------------------------------------
Auto & Transportation (5.8%)
  Union Pacific Corp.                                    5,000,000   $  289,500
  CSX Corp.                                              6,000,000      165,900
  Canadian National Railway Co.                          4,000,000      164,120
  FedEx Corp.                                            3,000,000      157,710
  Ford Motor Co.                                         9,527,029      108,418
  General Motors Corp.                                   2,504,208       99,417
  Norfolk Southern Corp.                                 5,000,000       98,650
* British Airways PLC ADR                                3,000,000       77,730
  Delphi Corp.                                           8,649,643       73,522
  Canadian Pacific Railway Ltd.                          2,755,700       56,078
  Delta Air Lines, Inc.                                  2,500,000       33,750
                                                                      ----------
                                                                      1,324,795
                                                                      ----------
Consumer Discretionary (6.3%)
  Kimberly-Clark Corp.                                   3,200,000      161,024
  Waste Management, Inc.                                 6,000,000      149,520
  Eastman Kodak Co.                                      4,000,000      147,680
  Omnicom Group Inc.                                     2,000,000      136,100
* Accenture Ltd.                                         7,000,000      134,750
* AOL Time Warner Inc.                                   8,000,000      130,960
  Gillette Co.                                           4,000,000      121,280
  Target Corp.                                           3,000,000      104,340
* Staples, Inc.                                          5,000,000       96,500
  McDonald's Corp.                                       5,000,000       92,500
  Dollar General Corp.                                   6,824,400       90,287
  Gannett Co., Inc.                                      1,000,000       71,250
  Sears, Roebuck & Co.                                     406,700       11,266
                                                                      ----------
                                                                      1,447,457
                                                                      ----------
Consumer Staples (3.3%)

 CVS Corp.                                               5,000,000      134,400
  Kellogg Co.                                            4,000,000      133,480
  PepsiCo, Inc.                                          2,902,900      123,315
  Philip Morris Cos., Inc.                               3,000,000      113,160
* Safeway, Inc.                                          4,000,000       95,120
  General Mills, Inc.                                    2,000,000       89,240
  Sara Lee Corp.                                         3,211,100       74,915
                                                                      ----------
                                                                        763,630
                                                                      ----------
Financial Services (11.6%)
Citigroup, Inc.                                         11,000,000      427,680
Ace, Ltd.                                                7,000,000      238,700
Wachovia Corp.                                           6,000,000      210,900
KeyCorp                                                  8,000,000      208,720
U.S. Bancorp                                             9,028,401      197,722
PNC Financial Services Group                             4,500,000      189,900
Marsh & McLennan Cos., Inc.                              4,000,000      188,800
Ambac Financial Group, Inc.                              3,000,000      187,530
MBIA, Inc.                                               4,016,400      182,666
Merrill Lynch & Co., Inc.                                4,000,000      174,000
American International Group, Inc.                       2,500,000      162,875
CIGNA Corp.                                              2,700,000      117,531
The Hartford Financial Services Group Inc.               2,000,000       98,120
Archstone-Smith Trust REIT                               3,159,900       72,994
                                                                      ----------
                                                                    $ 2,658,138
                                                                      ----------
16

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                            SHARES         (000)
--------------------------------------------------------------------------------
Health Care (6.3%)
  Abbott Laboratories                                    7,000,000  $   306,460
  Schering-Plough Corp.                                 10,000,000      226,600
  Pharmacia Corp.                                        5,000,000      211,500
  Baxter International, Inc.                             5,000,000      159,950
  AstraZeneca Group PLC ADR                              4,000,000      151,360
  Wyeth                                                  3,100,000      119,133
  Becton, Dickinson & Co.                                3,625,400      107,566
  Eli Lilly & Co.                                        1,480,800      101,139
* Tenet Healthcare Corp.                                 4,000,000       73,800
                                                                      ----------
                                                                      1,457,508
                                                                      ----------
Integrated Oils (4.0%)
Royal Dutch Petroleum
                      Co. ADR                            4,799,910      209,036
TotalFinaElf SA ADR                                      2,500,000      166,875
ConocoPhillips                                           3,000,000      143,430
ExxonMobil Corp.                                         4,000,000      139,200
ChevronTexaco Corp.                                     1,800,000       120,654
Repsol YPF, SA ADR                                       7,566,500       94,733
Petrol Brasil ADR                                        3,000,000       39,300
                                                                      ----------
                                                                        913,228
                                                                      ----------
Other Energy (3.0%)
EnCana Corp.                                             9,982,289      271,618
Schlumberger Ltd.                                        3,500,000      154,875
Burlington Resources, Inc.                               3,013,000      126,908
Halliburton Co.                                          6,000,000      126,000
                                                                      ----------
                                                                        679,401
                                                                      ----------

Materials & Processing (7.1%)
  Alcoa Inc.                                            12,000,000      306,600
  Dow Chemical Co.                                       7,880,300      251,382
  Alcan Inc.                                             7,000,000      221,480
  E.I. du Pont de Nemours & Co.                          4,500,000      200,790
  Weyerhaeuser Co.                                       3,000,000      157,800
  PPG Industries, Inc.                                   2,200,000      110,176
  International Paper Co.                                2,500,000       98,125
  Akzo Nobel NV ADR                                      2,500,000       78,725
  Temple-Inland Inc.                                     1,416,600       69,484
  Monsanto Co.                                           2,902,900       51,062
  Imperial Chemical Industries PLC ADR                   3,272,727       51,055
* Corus Group PLC ADR                                    6,000,000       31,200
                                                                      ----------
                                                                      1,627,879
                                                                      ----------
Producer Durables (5.0%)
Northrop Grumman Corp.                                   2,762,200      267,685
Caterpillar, Inc.                                        5,000,000      249,500
Parker Hannifin Corp.                                    3,500,000      163,415
The Boeing Co.                                           4,500,000      153,000
Pitney Bowes, Inc.                                       4,000,000      141,200
Emerson Electric Co.                                     1,986,500      103,596
Pall Corp.                                               4,000,000       76,320
                                                                      ----------
                                                                      1,154,716
                                                                      ----------

Technology (5.1%)
  International Business Machines Corp.                  4,000,000      348,400
  Hewlett-Packard Co.                                   10,791,700      210,222
  Intel Corp.                                            6,000,000      125,280
  Motorola, Inc.                                        10,000,000      113,800
* EMC Corp.                                             14,357,900      104,095
  General Dynamics Corp.                                 1,200,000       97,740
* Apple Computer, Inc.                                   5,564,100       86,244
* Dell Computer Corp.                                    3,000,000       85,710
                                                                      ----------
                                                                      1,171,491
                                                                      ----------
Utilities (8.2%)
  FPL Group, Inc.                                        4,499,400      264,565
  Verizon Communications                                 6,136,000      256,976
  Exelon Corp.                                           4,863,000      244,074
  Cinergy Corp.                                          4,509,000      146,092
  SBC Communications Inc.                                4,972,600      141,719
  ALLTEL Corp.                                           2,523,400      138,989
  Pinnacle West Capital Corp.                            4,048,600      130,041
  Progress Energy, Inc.                                  3,000,000      126,000
* AT&T Wireless Services Inc.                           15,000,000      113,250
  Constellation Energy Group, Inc.                       4,000,000      105,400
* Comcast Corp. Class A                                  3,235,000       75,828
  AT&T Corp.                                             2,000,000       56,080
  TXU Corp.                                              3,000,000       46,260
  Duke Energy Corp.                                      1,715,200       33,858
                                                                      ----------
                                                                      1,879,132
                                                                      ----------
Other (1.6%)
Honeywell International Inc.                             6,000,000      155,220
Norsk Hydro AS ADR                                       3,131,700      124,015
Tyco International Ltd.                                  4,679,600       83,484
                                                                      ----------
                                                                        362,719
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $13,779,482)                                                $15,440,094
--------------------------------------------------------------------------------
                                                              FACE
                                                            AMOUNT
                                                             (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.9%)
--------------------------------------------------------------------------------
U.S. Government Securities (1.2%)
Private Export Funding Corp.
  (U.S. Government Guaranteed)
  5.75%, 1/15/2008 $ 40,385 44,121
U.S. Treasury Notes
  4.625%, 5/15/2006                                        100,000      106,124
  6.25%, 2/15/2007                                         100,000      112,594
                                                                      ----------
                                                                        262,839
                                                                      ----------

--------------------------------------------------------------------------------
                                                              FACE        MARKET
                                                            AMOUNT        VALUE*
WELLINGTON FUND                                             SHARES         (000)
--------------------------------------------------------------------------------
Mortgage-Backed Securities (1.7%)
Government National Mortgage Assn.
(3)   6.50%, 1/15/2031-1/15/2032                           165,917      172,988
(3)   7.00%, 4/15/2023-3/15/2032                           214,734      226,138
(3)   8.00%, 6/15/2017-9/15/2017                               106          117
                                                                      ----------
                                                                        399,243
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $634,853)                                                       662,082
--------------------------------------------------------------------------------
CORPORATE BONDS (25.2%)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.1%)
California Infrastructure &
  Econ. Dev. Bank Special
  Purpose Trust SDG&E
  (3) 6.31%, 9/25/2008                                      11,180       12,042
California Infrastructure
  Southern California Edison SCU
  (3) 6.42%, 12/26/2009                                     16,110       17,636
                                                                      ----------
                                                                         29,678
                                                                      ----------
FINANCE (10.7%)
  BANKING (3.8%)
  Abbey National PLC
    6.69%, 10/17/2005                                       25,000       27,254
  Abbey National First Capital
    8.20%, 10/15/2004                                       20,000       21,826
  BB&T Corp.
    7.25%, 6/15/2007                                        36,900       42,183
  Banc One Corp.
    7.875%, 8/1/2010                                        15,000       17,785
  Bank of America Corp.
    7.125%, 9/15/2006                                       20,000       22,371
    7.80%, 2/15/2010                                        30,000       35,194
  BankBoston Corp.
    6.625%, 12/1/2005                                       27,000       28,565
  Bank of Montreal
    7.80%, 4/1/2007                                         21,000       23,995
  Banque Nationale de Paris-NY
    7.20%, 1/15/2007                                        40,000       44,566
  Banque Paribas-NY
    6.95%, 7/22/2013                                        40,000       44,918
  Citicorp
    6.75%, 8/15/2005                                        25,000       27,373
  Credit Suisse First Boston USA Inc.
    5.875%, 8/1/2006                                        40,000       41,518
  NBD Bancorp, Inc.
    7.125%, 5/15/2007                                       35,000       39,718
  National City Bank Pennsylvania
    7.25%, 10/21/2011                                       20,000       22,880
  Northern Trust Corp.
    6.65%, 11/9/2004                                        28,000       30,082
  Royal Bank of Scotland
    6.375%, 2/1/2011                                        40,775       43,608
  Scotland International Finance
    (4) 8.85%, 11/1/2006                                    28,000       32,744
  Societe Generale-NY
    7.40%, 6/1/2006                                         40,000       44,307
  SunTrust Bank
    7.25%, 9/15/2006                                        54,000       60,760
  US Bank NA Minnesota
    5.625%, 11/30/2005                                      50,000       53,449
  Wachovia Corp.
    5.625%, 12/15/2008                                      55,000       59,103
  Washington Mutual, Inc.
    7.50%, 8/15/2006                                        40,000       44,356
  Wells Fargo & Co.
    6.625%, 7/15/2004                                       25,000       26,668
  Wells Fargo Bank NA
    6.45%, 2/1/2011                                         25,000       27,414

  BROKERAGE (0.2%)
  Dean Witter, Discover & Co. MTN
    6.75%, 10/15/2013                                       25,775       28,132
    7.07%, 2/10/2014                                        17,500       19,596

FINANCE COMPANIES (2.1%)
  American General Financial
    7.45%, 1/15/2005                                        55,000       59,756
  Bear Stearns Commercial Mortgage Securities Inc.
    5.61%, 1/1/2011                                         17,250       18,005
  CIT Group Inc.
    7.375%, 3/15/2003                                       30,000       30,281
  General Electric Capital Corp.
    8.125%, 5/15/2012                                       30,000       35,685
  General Motors Acceptance Corp.
    6.00%, 4/1/2011                                         27,370       25,445
  Heller Financial Inc.
    8.00%, 6/15/2005                                        40,000       43,894
  Household Finance Corp.
    6.375%, 10/15/2011                                      50,000       48,330
  LB-UBS Commercial
  Mortgage Trust
    6.462%, 3/15/2031                                       16,325       17,983
  Mercury General Corp.
    7.25%, 8/15/2011                                        20,000       21,389
  Norwest Financial Inc.
    6.25%, 12/15/2007                                       35,000       38,925
  Pitney Bowes Credit Corp.
    8.55%, 9/15/2009                                        41,890       50,500

--------------------------------------------------------------------------------
                                                              FACE        MARKET
                                                            AMOUNT        VALUE*
                                                            SHARES         (000)
--------------------------------------------------------------------------------
  Frank Russell Co.
    (4) 5.625%, 1/15/2009                                   30,000  $    30,812
  Toyota Motor Credit Corp.
    5.50%, 12/15/2008                                       50,000       53,415

  INSURANCE (4.1%)
  ACE Capital Trust II
    9.70%, 4/1/2030                                         20,000       23,380
  ACE INA Holdings Inc.
    8.20%, 8/15/2004                                        39,000       41,536
  Allstate Corp.
    7.20%, 12/1/2009                                        40,000       44,657
  Ambac, Inc.
    7.50%, 5/1/2023                                         25,000       26,525
  American International Group, Inc.
    (4) 6.30%, 5/10/2011                                    60,000       62,737
  American Re Corp.
    7.45%, 12/15/2026                                       45,000       47,740
  Aon Corp.
    6.90%, 7/1/2004                                         48,000       48,727
  Cincinnati Financial Corp.
    6.90%, 5/15/2028                                        40,500       39,756
  Farmers Exchange Capital
    (4) 7.05%, 7/15/2028                                    40,000       24,000
  First Colony Corp.
    6.625%, 8/1/2003                                        35,955       37,109
  Florida Windstorm Underwriters
    (4) 7.125%, 2/25/2019                                   20,000       21,185
  General Re Corp.
    9.00%, 9/12/2009                                        32,000       36,769
  John Hancock Financial Services
    5.625%, 12/1/2008                                       16,080       16,357
  Hartford Financial Services Group Inc.
    7.90%, 6/15/2010                                        35,000       38,485
  Jackson National Life Insurance Co.
    (4) 8.15%, 3/15/2027                                    39,480       44,458
  Liberty Mutual Insurance Co.
    (4) 7.875%, 10/15/2026                                  56,210       43,345
  Lumbermens Mutual Casualty Co.
    (4) 9.15%, 7/1/2026                                     35,000       15,750
  Marsh & McLennan Co. Inc.
    6.25%, 3/15/2012                                        50,000       53,886
  Metropolitan Life Insurance Co.
    (4) 7.70%, 11/1/2015                                    51,000       56,842
  Provident Cos., Inc.
    7.25%, 3/15/2028                                        57,000       47,219
  Prudential Insurance Co.
    (4) 7.65%, 7/1/2007                                     20,000       22,159
  SAFECO Corp.
    7.875%, 3/15/2003                                       33,285       33,652
  St. Paul Companies Inc.
    5.75%, 3/15/2007                                        20,000       20,338
  Torchmark Corp.
    7.875%, 5/15/2023                                       45,000       46,671
  XL Capital Ltd.
    6.50%, 1/15/2012                                        50,000       50,913

  FINANCIAL OTHER(0.5%)
  National City Bank Columbus
    7.25%, 7/15/2010                                        25,000       28,188
  Spieker Properties LP Corp.
    7.65%, 12/15/2010                                       25,000       27,526
  Sun Canada Financial Co.
    (4) 6.625%, 12/15/2007                                  40,000       43,575
  Transamerica Financial Corp.
    6.40%, 9/15/2008                                        29,265       30,149
                                                                     -----------
                                                                      2,458,419
                                                                     -----------
INDUSTRIAL (11.3%)
  BASIC INDUSTRY (0.9%)
  Alcan Inc.
    7.25%, 3/15/2031                                        14,425       16,334
  Alcoa Inc.
    7.375%, 8/1/2010                                        40,000       45,999
  BHP Finance USA Ltd.
    7.25%, 3/1/2016                                         15,000       16,531
  E.I. du Pont de Nemours & Co.
    6.75%, 10/15/2004                                       40,000       43,049
  PPG Industries, Inc.
    6.875%, 2/15/2012                                       13,600       14,636
  Rohm & Haas Co.
    (3) 9.80%, 4/15/2020                                    13,125       16,486
  Weyerhaeuser Co.
    6.95%, 8/1/2017                                         20,000       21,423
    6.00%, 8/1/2006                                         30,000       31,561

  CAPITAL GOODS (1.5%)
  Caterpillar Financial Services Corp. MTN
    7.59%, 12/10/2003                                       40,000       42,113
  Deere & Co.
    6.55%, 7/15/2004                                        16,005       16,977
  Emerson Electric Co.
    6.30%, 11/1/2005                                        13,875       15,065
  Honeywell International Inc.
    7.50%, 3/1/2010                                         50,000       56,400
  Masco Corp.
    6.75%, 3/15/2006                                        40,000       43,510
  MeadWestvaco Corp.
    6.85%, 4/1/2012                                         20,000       21,549

--------------------------------------------------------------------------------
                                                              FACE        MARKET
                                                            AMOUNT        VALUE*
WELLINGTON FUND                                             SHARES         (000)
--------------------------------------------------------------------------------
  Minnesota Mining & Manufacturing Corp.
    6.375%, 2/15/2028                                       30,000  $    31,385
  Rockwell International Corp.
    7.875%, 2/15/2005                                       17,000       18,388
  Snap-On Inc.
    6.25%, 8/15/2011                                        34,990       38,137
  USA Waste Services Inc.
    7.00%, 7/15/2028                                        26,500       25,096
  United Technologies Corp.
    6.625%, 11/15/2004                                      36,500       39,289

COMMUNICATION (1.4%)
  AT&T
    7.00%, 11/15/2006                                       40,000       41,000
  BellSouth Telecommunications
    5.875%, 1/15/2009                                       15,000       15,829
  Chesapeake & Potomac Telephone Co. (MD)
    7.15%, 5/1/2023                                         10,000       10,025
  Chesapeake & Potomac Telephone Co. (VA)
    7.625%, 12/1/2012                                       16,400       17,501
  Comcast Cable Communications, Inc.
    6.875%, 6/15/2009                                       40,000       40,024
  Cox Communications, Inc.
    7.75%, 8/15/2006                                        30,000       32,528
  GTE North, Inc.
    6.90%, 11/1/2008                                        30,000       33,003
  GTE Southwest, Inc.
    6.00%, 1/15/2006                                        30,000       31,194
  Illinois Bell Telephone Co.
    6.625%, 2/1/2025                                        27,725       27,059
  New York Telephone Co.
    7.25%, 2/15/2024                                        20,000       18,619
  Southwestern Bell Telephone Co.
    7.25%, 7/15/2025                                        25,000       25,570
    7.60%, 4/26/2007                                        7,000         7,838
  Telecomunicaciones de Puerto Rico
    6.65%, 5/15/2006                                        13,000       13,315

CONSUMER CYCLICAL (1.2%)
  DaimlerChrysler North America Holding Corp.
    7.40%, 1/20/2005                                        30,000       32,227
  Walt Disney Co.
    7.30%, 2/8/2005                                         50,000       53,891
  General Motors Corp.
    7.70%, 4/15/2016                                        25,000       24,562
  McDonald's Corp.
    7.375%, 7/15/2033                                       15,000       15,385
  Target Corp.
    7.50%, 2/15/2005                                        45,000       49,611
  Time Warner Inc.
    6.95%, 1/15/2028                                        15,000       13,609
    7.57%, 2/1/2024                                         20,000       19,037
  Viacom Inc.
    7.70%, 7/30/2010                                        40,000       46,484
  Wendy's International, Inc.
    6.35%, 12/15/2005                                       25,500       27,520

CONSUMER NONCYCLICAL (2.5%)
  Abbott Laboratories
    5.625%, 7/1/2006                                        20,000       21,457
  Anheuser-Busch Cos., Inc.
    7.00%, 12/1/2025                                        30,000       31,681
  Becton, Dickinson & Co.
    8.70%, 1/15/2025                                        20,000       23,130
  CPC International, Inc.
    6.15%, 1/15/2006                                         6,790        7,262
  The Coca-Cola Co.
    4.00%, 6/1/2005                                         40,000       41,426
  Conagra Foods, Inc.
    7.875%, 9/15/2010                                       26,075       30,611
  Fortune Brands Inc.
    6.25%, 4/1/2008                                         40,000       43,533
  General Mills, Inc.
    6.00%, 2/15/2012                                        20,000       21,363
  Kellogg Co.
    6.60%, 4/1/2011                                         35,000       38,614
  Kimberly-Clark Corp.
    6.375%, 1/1/2028                                        30,000       31,665
  Kraft Foods Inc.
    4.625%, 11/1/2006                                       50,000       51,647
  Pepsi Bottling Holdings Inc.
    (4) 5.625%, 2/17/2009                                   40,000       42,558
  The Procter & Gamble Co. ESOP
    9.36%, 1/1/2021                                         60,945       81,315
  SmithKline Beecham MTN
    7.375%, 4/15/2005                                       15,000       16,458
  Unilever Capital Corp.
    7.125%, 11/1/2010                                       33,000       38,250
  Warner Lambert
    6.00%, 1/15/2008                                        20,000       21,658
  Zeneca Wilmington Inc.
    7.00%, 11/15/2023                                       26,000       28,465

--------------------------------------------------------------------------------
                                                              FACE        MARKET
                                                            AMOUNT        VALUE*
                                                            SHARES         (000)
--------------------------------------------------------------------------------
ENERGY (1.3%)
  Amerada Hess Corp.
    7.30%, 8/15/2031                                        20,000  $    21,001
  Amoco Corp.
    6.50%, 8/1/2007                                         25,000       27,730
  Baker Hughes Inc.
    6.875%, 1/15/2029                                       40,000       42,572
  Conoco Inc.
    6.35%, 4/15/2009                                        40,000       43,709
  Norsk Hydro AS
    9.00%, 4/15/2012                                        20,000       25,012
  Phillips Petroleum Co.
    8.50%, 5/25/2005                                        15,000       16,931
    9.375%, 2/15/2011                                       20,000       25,172
  Sunoco, Inc.
    6.75%, 4/1/2011                                         39,500       42,180
  Talisman Energy, Inc.
    7.125%, 6/1/2007                                        10,000       10,824
  Ultramar Diamond Shamrock
    7.20%, 10/15/2017                                       40,000       41,239

TECHNOLOGY (0.5%)
  Hewlett-Packard Co.
    7.15%, 6/15/2005                                        50,000       54,086
  International Business Machines Corp.
    8.375%, 11/1/2019                                       25,000       30,656
  Motorola, Inc.
    7.50%, 5/15/2025                                        41,370       36,199

TELECOMMUNICATIONS (0.2%)
  AirTouch Communications Inc.
    6.65%, 5/1/2008                                         50,000       53,039

TRANSPORTATION (1.2%)
  CSX Corp.
    7.45%, 5/1/2007                                         29,460       33,122
  Continental Airlines, Inc.
    6.90%, 1/2/2018                                         26,126       21,679
  Continental Airlines, Inc.
    (Equipment Trust Certificates)
    6.648%, 9/15/2017                                       29,515       25,149
  ERAC USA Finance Co.
    (4) 7.35%, 6/15/2008                                    21,805       23,427
  Federal Express Corp.
    6.72%, 1/15/2022                                        45,856       48,799
  Norfolk Southern Corp.
    8.375%, 5/15/2005                                       25,000       28,016
  PSA Corp. Ltd.
    (4) 7.125%, 8/1/2005                                    50,000       55,023
  Southwest Airlines Co.
    7.54%, 6/29/2015                                        30,772       33,904

INDUSTRIAL OTHER (0.6%)
  Johnson Controls, Inc.
    7.125%, 7/15/2017                                       36,300       39,813
  Stanford University
    6.875%, 2/1/2024                                        24,045       26,981
    7.65%, 6/15/2026                                        29,000       35,428
  The Timken Co. MTN
    6.875%, 5/8/2028                                        40,000       34,956
                                                                      ----------
                                                                      2,597,499
                                                                      ----------
UTILITIES (3.1%)
  Electric Utilities (1.8%)
  Carolina Power & Light Co.
    5.95%, 3/1/2009                                         20,000       20,844
  Central Illinois Public Service
    6.125%, 12/15/2028                                      54,000       49,726
  Consolidated Edison Co. of New York, Inc.
    6.45%, 12/1/2007                                        20,000       21,774
  Duke Energy Corp.
    7.00%, 7/1/2033                                         10,000        9,843
  Exelon Corp.
    6.95%, 6/15/2011                                        45,000       47,627
  Indiana Michigan Power Co.
    6.875%, 7/1/2004                                        30,000       29,550
  Kansas City Power & Light
    7.125%, 12/15/2005                                      40,000       43,454
  National Rural Utilities
    5.75%, 12/1/2008                                        50,000       51,308
  PacifiCorp MTN
    6.625%, 6/1/2007                                        20,500       22,270
  Progress Energy Inc.
    7.10%, 3/1/2011                                         20,000       21,596
  Southern Investments UK PLC
    6.80%, 12/1/2006                                        35,000       37,305
  Virginia Electric Power
    5.75%, 3/31/2006                                        25,000       26,137
    7.625%, 7/1/2007                                        16,200       18,264
  Wisconsin Power & Light Co.
    7.625%, 3/1/2010                                        20,000       22,327

  NATURAL GAS (0.8%)
  British Transco Finance
    6.625%, 6/1/2018                                        50,000       47,807
  Duke Energy Field Services
    7.875%, 8/16/2010                                       41,160       41,110
  Kinder Morgan Inc.
    6.75%, 3/15/2011                                        40,000       42,029
  PanEnergy Corp.
    7.00%, 10/15/2006                                       25,000       26,707
  Wisconsin Gas Co.
    6.60%, 9/15/2013                                        13,100       13,970

--------------------------------------------------------------------------------
                                                              FACE        MARKET
                                                            AMOUNT        VALUE*
WELLINGTON FUND                                             SHARES         (000)
--------------------------------------------------------------------------------
  UTILITY OTHER (0.5%)
  Atlantic City Electric Co.
    (1) 7.00%, 9/1/2023                                     18,000  $    18,242
  Washington Gas Light Co. MTN
    6.15%, 1/26/2026                                        43,500       45,658
  Wisconsin Public Service
    6.08%, 12/1/2028                                        45,000       43,045
                                                                        --------
                                                                        700,593
                                                                        --------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $5,493,445)                                                   5,786,189
--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(0.7%)
--------------------------------------------------------------------------------
  Bayerische Landesbank-NY
    6.375%, 10/15/2005                                      25,000  $    26,743
  Deutsche Ausgleichbank
    7.00%, 6/23/2005                                        50,000       55,327
  KFW International Finance
    7.00%, 3/1/2013                                         10,000       11,707
  Westdeutsche Landesbank-NY
    6.75%, 6/15/2005                                        50,000       54,492
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (Cost $133,808)                                                       148,269
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.5%)
--------------------------------------------------------------------------------
  Asset Securitization Corp.
    (3) 7.49%, 4/14/2029 20,000 22,606
  DLJ Mortgage Acceptance Corp.
    (3)(4)      6.82%, 10/15/2030                           25,000       27,467
    (3)(4)      7.60%, 5/15/2030                            36,000       40,128
  Nomura Asset Securities Corp.
    (3) 6.69%, 3/15/2030                                    13,000       14,404
--------------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
  (Cost $96,660)                                                        104,605
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.3%)
--------------------------------------------------------------------------------
  Chelan County Washington
  Public Utility District
    (1) 7.07%, 6/1/2007                                     10,000       11,327
    (1) 7.10%, 6/1/2008                                     12,000       13,731
  Oakland CA Pension Obligation
    (1) 6.98%, 12/15/2009                                    7,801        8,872
  Southern California Public Power Auth.
    (2) 6.93%, 5/15/2017                                    30,000       34,402
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $59,801)                                                         68,332
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.35%, 12/2/2002--Note G                                $ 35,520     $ 35,520
  1.36%, 12/2/2002                                         583,184      583,184
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $618,704)                                                       618,704
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
  (Cost $20,816,753)                                                 22,828,275
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    187,314
Liabilities--Note G                                                     (86,464)
                                                                        --------
                                                                        100,850
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $22,929,125
================================================================================
  *See Note A in Notes to Financial Statements.
  *Non-income-producing security.
(1)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(2)Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(4)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the aggregate value of these securities was $586,210,000, representing 2.6% of net assets.
ADR--American Depositary Receipt.
MTN--Medium-Term Note.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $20,835,808
Undistributed Net Investment Income                                     116,005
Accumulated Net Realized Losses--Note F                                 (34,210)
Unrealized Appreciation--Note F                                       2,011,522
--------------------------------------------------------------------------------
NET ASSETS                                                          $22,929,125
================================================================================

Investor Shares--Net Assets
Applicable to 791,808,515 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                           $20,007,392
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                              $25.27
================================================================================

Admiral Shares--Net Assets
Applicable to 66,927,368 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                            $2,921,733
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                               $43.66
================================================================================

SSTATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                 WELLINGTON FUND
                                                    YEAR ENDED NOVEMBER 30, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $ 333,369
  Interest                                                              504,334
  Security Lending                                                        2,063
--------------------------------------------------------------------------------
    Total Income                                                        839,766
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             8,948
    Performance Adjustment                                                2,682
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    61,482
      Admiral Shares                                                      5,502
    Marketing and Distribution
      Investor Shares                                                     2,871
      Admiral Shares                                                        288
  Custodian Fees                                                            188
  Auditing Fees                                                              12
  Shareholders' Reports and Proxies
      Investor Shares                                                       716
      Admiral Shares                                                          6
  Trustees' Fees and Expenses                                                30
--------------------------------------------------------------------------------
    Total Expenses                                                       82,725
    Expenses Paid Indirectly--Note D                                     (3,153)
--------------------------------------------------------------------------------
    Net Expenses                                                         79,572
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   760,194
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (32,965)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                           (1,822,934)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(1,095,705)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                              WELLINGTON FUND
                                                         -----------------------
                                                         YEAR ENDED NOVEMBER 30,
                                                         -----------------------
                                                              2002          2001
                                                             (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 760,194    $ 803,612
  Realized Net Gain (Loss)                                 (32,965)   1,069,314
  Change in Unrealized Appreciation (Depreciation)      (1,822,934)    (196,443)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         (1,095,705)   1,676,483
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                       (688,391)    (801,388)
    Admiral Shares                                         (92,614)     (23,864)
  Realized Capital Gain*
    Investor Shares                                       (857,749)  (1,156,143)
    Admiral Shares                                         (98,110)          --
--------------------------------------------------------------------------------
   Total Distributions                                  (1,736,864)  (1,981,395)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                          638,277     (384,978)
  Admiral Shares                                           973,488    2,315,425
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                         1,611,765    1,930,447
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             (1,220,804)   1,625,535
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                   24,149,929   22,524,394
--------------------------------------------------------------------------------
End of Period                                          $22,929,125  $24,149,929
================================================================================
*Includes fiscal 2002 and 2001 short-term gain distributions totaling
  $138,987,000 and $23,435,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WELLINGTON FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED NOVEMBER 30,
                                                                        --------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                            2002     2001     2000     1999      1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.41   $28.83   $29.62   $32.29    $31.05
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                                     .837      .97     1.07     1.13      1.13
Net Realized and Unrealized Gain (Loss) on Investments                  (1.986)    1.10      .79     (.14)     2.86
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (1.149)    2.07     1.86      .99      3.99
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                  (.870)   (1.01)   (1.15)   (1.22)    (1.18)
   Distributions from Realized Capital Gains                            (1.121)   (1.48)   (1.50)   (2.44)    (1.57)
--------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                (1.991)   (2.49)   (2.65)   (3.66)    (2.75)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $25.27   $28.41   $28.83   $29.62    $32.29
====================================================================================================================

TOTAL RETURN                                                             -4.27%    7.62%    6.93%    3.58%    13.84%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                   $20,007  $21,864   $22,524  $25,846   $25,829
Ratio of Total Expenses to Average Net Assets                            0.36%    0.36%     0.31%    0.30%     0.31%
Ratio of Net Investment Income to Average Net Assets                     3.18%    3.42%     3.77%    3.74%     3.68%
Portfolio Turnover Rate                                                    25%      33%       33%      22%       29%
====================================================================================================================

WELLINGTON FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                    YEAR ENDED        MAY 14* TO
                                                      NOV. 30,          NOV. 30,
FOR A SHARE OUTSTANDING THROUGJOUT EACH PERIOD            2002              2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $49.08            $50.00
--------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                  1.494             .940
  Net Realized and Unrealized Gain
   (Loss) on Investments                                (3.425)          (1.045)
--------------------------------------------------------------------------------
    Total from Investment Operations                    (1.931)           (.105)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (1.552)           (.815)
  Distributions from Realized Capital Gains             (1.937)              --
--------------------------------------------------------------------------------
    Total Distributions                                 (3.489)           (.815)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $43.66           $49.08
================================================================================

TOTAL RETURN                                            -4.15%            -0.12%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                  $2,922           $2,286
  Ratio of Total Expenses to Average Net Assets          0.26%          0.28%**
  Ratio of Net Investment Income to Average Net Assets   3.30%          3.44%**
  Portfolio Turnover Rate                                  25%              33%
================================================================================
 *Inception.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index (AA or Better Index for periods prior to March 1, 2000). For the year ended November 30, 2002, the advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before an increase of $2,682,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2002, the fund had contributed capital of $4,231,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.23% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $3,137,000 and $16,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended November 30, 2002, the fund purchased $5,035,678,000 of investment securities and sold $4,593,491,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,292,142,000 and $1,232,574,000, respectively.

F. At November 30, 2002, the fund had available a capital loss carryforward of $32,965,000 to offset future net capital gains through November 30, 2010.
     At November 30, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,011,522,000, consisting of unrealized gains of $3,400,237,000 on securities that had risen in value since their purchase and $1,388,715,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at November 30, 2002, was $140,953,000, for which the fund held as collateral cash of $35,520,000 and U.S. Treasury securities with a market value of $111,569,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:

-------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED NOVEMBER 30,
                                                -------------------------------------------------------------
                                                                2002                         2001
                                                -------------------------------------------------------------
                                                      AMOUNT          SHARES            AMOUNT         SHARES
                                                       (000)            (000)            (000)          (000)
-------------------------------------------------------------------------------------------------------------
Investor Shares
  Issued                                          $3,461,399         130,767        $3,612,814       127,008
  Issued in Lieu of Cash Distributions             1,474,734          55,452         1,855,740        67,189
  Redeemed                                        (4,297,856)       (164,084)       (5,853,532)     (205,840)
                                                -------------------------------------------------------------
    Net Increase (Decrease)--Investor Shares         638,277          22,135          (384,978)      (11,643)
                                                -------------------------------------------------------------
  Admiral Shares
  Issued                                           1,207,851          25,812         2,366,316        47,634
  Issued in Lieu of Cash Distributions               173,723           3,792            20,833           456
    Redeemed                                        (408,086)         (9,254)          (71,724)       (1,513)
                                                -------------------------------------------------------------
Net Increase (Decrease)--Admiral Shares              973,488          20,350         2,315,425        46,577
-------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF FANGUARD WELLINGTON FUND:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the "Fund") at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania



December 31, 2002




--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
     (UNAUDITED) FOR VANGUARD WELLINGTON FUND

This information for the fiscal year ended November 30, 2002, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $816,871,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 38.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

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control  of your own  investments.  Vanguard.com  was  built for  you--and  it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
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                                                                              31

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the


NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (112)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (112)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (90)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (112)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.

------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (110)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (112)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (112)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
* Officers of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard,  The  Vanguard  Group,  Vanguard.com,   Admiral,   Consolidated  View,
PlainTalk, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                                                     [SHIP LOGO]
                                                           THE VANGUARD GROUP[R]
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

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